Filed pursuant to Rule 497(e)
Registration Nos: 002-83631
333-53589

VALIC COMPANY I

VALIC COMPANY II

Supplement dated July 25, 2016 to the Statements of Additional Information,

as supplemented and amended to date

As of May 6, 2016, Advisor Group, Inc. is no longer an affiliate of The Variable Annuity Life Insurance Company (“VALIC”). All references to Advisor Group, Inc. being an affiliate of VALIC are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.